SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	July 5, 2001

RESTORATION HARDWARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-24261	68-0140361
(Commission File Number)	(IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925
(Address of Principal Executive Offices)	(Zip Code)

(415) 924-1005
(Registrant’s Telephone Number, Including Area Code)

Item 5.  Other Events.

      On July 5, 2001, we issued a press release announcing the resignation, effective July 13, 2001, of Walter J. Parks, our Secretary, Chief Financial Officer, Executive Vice President and Chief Administrative Officer. The full text of the press release issued in connection with this announcement is incorporated herein by reference and attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 5, 2001, regarding the resignation of Walter J. Parks

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: July 10, 2001	By:	/s/ Gary G. Friedman
Gary G. Friedman, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated July 5, 2001, regarding the resignation of Walter J. Parks